Exhibit 10.2

OMNIBUS AMENDMENT TO GUARANTy and CONTRIBUTION AGREEMENT

THIS OMNIBUS AMENDMENT TO GUARANTY AND CONTRIBUTION AGREEMENT (this “Amendment”) made as of the 8th day of April, 2022, by and among GLOBAL NET LEASE OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (“Borrower”), GLOBAL NET LEASE, INC., a Maryland corporation (“REIT”), ARC GLOBAL HOLDCO, LLC, a Delaware limited liability company (“International Holdco”), ARC GLOBAL II HOLDCO, LLC, a Delaware limited liability company (“Global II Holdco”), THE PARTIES EXECUTING BELOW AS SUBSIDIARY GUARANTORS (the “Subsidiary Guarantors”; REIT, International Holdco, Global II Holdco and the Subsidiary Guarantors, collectively the “Guarantors”), KEYBANK NATIONAL ASSOCIATION (“KeyBank”), individually and as Agent for itself and the other lenders (collectively, the “Lenders”) from time to time a party to the Credit Agreement (as hereinafter defined) (KeyBank, in its capacity as Agent, is hereinafter referred to as “Agent”).

W I T N E S S E T H:

WHEREAS, Borrower, Agent and certain lenders party thereto entered into that certain First Amended and Restated Credit Agreement dated as of August 1, 2019, as amended by that certain First Amendment to First Amended and Restated Credit Agreement dated as of December 31, 2019, as further amended by that certain Second Amendment to First Amended and Restated Credit Agreement, dated as of December 3, 2021 (collectively, the “Existing Credit Agreement”); and

WHEREAS, all of the Guarantors (other than ARG WPFBRIT001 S.r.l., ARC Global II S.Á R.L., ARC Global II (Midco) S.Á R.L., ARC Global II (France) Holdings S.Á R.L., Crown Portfolio S.Á R.L., and ARC Global II (Madrid) S.Á R.L.) executed and delivered to Agent and the Lenders a certain First Amended and Restated Unconditional Guaranty of Payment and Performance, dated as of August 1, 2019, or became a party thereto pursuant to a Joinder Agreement prior to the date hereof (the “First A&R Guaranty”);

WHEREAS, ARG WPFBRIT001 S.r.l., a limited liability company incorporated under the laws of Italy, executed and delivered to Agent and the Lenders, a certain Unconditional Guaranty of Payment and Performance, dated as of September 30, 2020 (the “Italian Entity Guaranty”);

WHEREAS, ARC Global II S.Á R.L., ARC Global II (Midco) S.Á R.L., ARC Global II (France) Holdings S.Á R.L., Crown Portfolio S.Á R.L., and ARC Global II (Madrid) S.Á R.L., each a Luxembourg private limited liability company, executed and delivered to Agent and the Lenders, a certain Unconditional Guaranty of Payment and Performance, dated as of September 30, 2020 (the “Luxembourg Entity Guaranty”; together with the First A&R Guaranty and the Italian Entity Guaranty, individually and collectively, as the context may require, the “Guaranty”);

WHEREAS, Borrower and the Guarantors entered into that certain First Amended and Restated Contribution Agreement, dated as of August 1, 2019 (the “First A&R Contribution Agreement”);

WHEREAS, Borrower, Agent and the Lenders have agreed to modify and amend certain terms and provisions of the Existing Credit Agreement and, to effectuate such modifications and amendments, are entering into that certain Second Amended and Restated Credit Agreement dated as of even date herewith (as the same may be varied, extended, supplemented, consolidated, amended, replaced, increased, renewed, modified or restated from time to time, the “Credit Agreement”), which amends and restates the Existing Credit Agreement; and

WHEREAS, as a condition to the execution of the Credit Agreement, Agent and the Lenders have required that Borrower and the Guarantors execute and deliver this Amendment in order to make certain modifications to the Guaranty and the Contribution Agreement as more particularly set forth below.

NOW, THEREFORE, in consideration of the mutual covenants, promises, and agreements set forth herein below, and for other good and valuable consideration, the receipt, adequacy, and sufficiency of which are hereby acknowledged, and as a material inducement to the Lenders to agree to enter into the Credit Agreement, the parties do hereby covenant and agree as follows:

1.              Definitions. All the terms used herein which are not otherwise defined herein shall have the meanings set forth in the Credit Agreement.

2.              Modification of the Guaranty. The Guarantors and Agent do hereby modify and amend each Guaranty as follows:

(a)               by deleting in its entirety Paragraph (a), appearing on page 1 of the First A&R Guaranty, on page 1 of the Italian Entity Guaranty, and on page 2 of the Luxembourg Entity Guaranty, and inserting in lieu thereof the following Paragraph (a):

“(a) the full and prompt payment when due, whether by acceleration or otherwise, either before or after maturity thereof, of the outstanding principal amount under the Revolving Credit Notes made by Borrower to the Revolving Credit Lenders (as defined in the Credit Agreement), which at the Closing Date were issued in the aggregate principal face amount of up to $1,450,000,000.00, and of the outstanding principal amount under the Swing Loan Note made by Borrower, which at the Closing Date was issued in the principal face amount of up to $50,000,000.00, together with interest as provided in the Revolving Credit Notes and the Swing Loan Note and together with any replacements, supplements, renewals, modifications, consolidations, restatements, increases and extensions thereof; and”;

(b)               by deleting from Paragraph (b), appearing on pages 1 and 2 of the First A&R Guaranty, on page 1 of the Italian Entity Guaranty, and on page 2 of the Luxembourg Entity Guaranty, the definition of “Credit Agreement” beginning in the second line thereof with the words “First Amended and Restated Credit Agreement” and ending with “Credit Agreement” and inserting in lieu thereof the following:

2

“Second Amended and Restated Credit Agreement dated as of April 8, 2022 (as the same may be varied, extended, supplemented, consolidated, amended, replaced, increased, renewed or modified or restated from time to time, the “Credit Agreement”;”

(c)               by deleting in its entirety Paragraph (g), appearing on page 2 of the First A&R Guaranty, and inserting in lieu thereof the following Paragraph (g):

“(g) the full and prompt payment and performance of any and all other obligations of Borrower to each Guaranteed Party under any of the other Loan Documents, including, without limitation, all other Obligations. Without limiting the generality of the foregoing, Guarantors acknowledge the terms of Section 2.11 of the Credit Agreement, pursuant to which the Total Revolving Credit Commitment and/or the Total Term Loan Commitment under the Credit Agreement may from time to time be increased such that, after giving effect to such increase(s), the Total Commitment does not exceed $1,950,000,000.00 in the aggregate, and agree that this First Amended and Restated Unconditional Guaranty of Payment and Performance (as amended, supplemented and/or modified from time to time, this “Guaranty”) shall extend and be applicable to each new or replacement Note delivered by Borrower in connection with any such increase of the Total Revolving Credit Commitment and/or the Total Term Loan Commitment and all other obligations of Borrower under the Loan Documents as a result of such increase without notice to or consent from Guarantors, or any of them.”

(d)               by deleting in its entirety Paragraph (g), appearing on page 2 of the Italian Entity Guaranty, and inserting in lieu thereof the following Paragraph (g):

“(g) the full and prompt payment and performance of any and all other obligations of Borrower to each Guaranteed Party under any of the other Loan Documents, including, without limitation, all other Obligations. Without limiting the generality of the foregoing, Guarantor acknowledges the terms of Section 2.11 of the Credit Agreement, pursuant to which the Total Revolving Credit Commitment and/or the Total Term Loan Commitment under the Credit Agreement may from time to time be increased such that, after giving effect to such increase(s), the Total Commitment does not exceed $1,950,000,000.00 in the aggregate, and agree that this Unconditional Guaranty of Payment and Performance (as amended, supplemented and/or modified from time to time, this “Guaranty”) shall extend and be applicable to each new or replacement Note delivered by Borrower in connection with any such increase of the Total Revolving Credit Commitment and/or the Total Term Loan Commitment and all other obligations of Borrower under the Loan Documents as a result of such increase without notice to or consent from Guarantor, or any of them.”

3

(e)               By deleting in its entirety Paragraph (g), appearing on pages 2 and 3 of the Luxembourg Entity Guaranty, and inserting in lieu thereof the following Paragraph (g):

“(g) the full and prompt payment and performance of any and all other obligations of Borrower to each Guaranteed Party under any of the other Loan Documents, including, without limitation, all other Obligations. Without limiting the generality of the foregoing, Guarantors acknowledge the terms of Section 2.11 of the Credit Agreement, pursuant to which the Total Revolving Credit Commitment and/or the Total Term Loan Commitment under the Credit Agreement may from time to time be increased such that, after giving effect to such increase(s), the Total Commitment does not exceed $1,950,000,000.00 in the aggregate, and agree that this Unconditional Guaranty of Payment and Performance (as amended, supplemented and/or modified from time to time, this “Guaranty”) shall extend and be applicable to each new or replacement Note delivered by Borrower in connection with any such increase of the Total Revolving Credit Commitment and/or the Total Term Loan Commitment and all other obligations of Borrower under the Loan Documents as a result of such increase without notice to or consent from Guarantors, or any of them.”

3.              Modification of the Contribution Agreement. Borrower, Guarantors and Agent do hereby modify and amend the Contribution Agreement as follows:

(a)               The definition of and all references to “Credit Agreement” contained in the Contribution Agreement are hereby amended and restated to refer to “the Second Amended and Restated Credit Agreement among Borrower, Lenders and Agent, dated as of April 8, 2022, as the same may be varied, extended, supplemented, consolidated, amended, replaced, increased, renewed, modified or restated from time to time”.

(b)               By adding to the Contribution Agreement as an additional paragraph 9 the following:

“9.               Keepwell. Each Qualified ECP Contributing Party hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Contributing Party to honor all of its obligations under the Guaranty or the other Loan Documents in respect of the Hedge Obligations (provided, however, that each Qualified ECP Contributing Party shall only be liable under this Section 3 for the maximum amount of such liability that can be incurred without rendering its obligations under this Section 9, or otherwise under the Guaranty or the other Loan Documents voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified ECP Contributing Party under this Section 9 shall remain in full force and effect until a discharge of the obligations of Guarantors under the Guaranty if such Qualified ECP Contributing Party is a Guarantor, or of Borrower under the Credit Agreement and the other Loan Documents and the Hedge Documents if such Qualified ECP Contributing Party is the Borrower. Each Qualified ECP Contributing Party intends that this Section 9 constitute, and this Section 9 shall be deemed to constitute, a keepwell, support, or other agreement for the benefit of each other Contributing Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act. For purposes of Section 9 of this Contribution Agreement, the term "Qualified ECP Contributing Party" means, in respect of any Hedge Obligation, each Contributing Party that has total assets exceeding $10,000,000 at the time the time such party becomes a party to the Guaranty or grant of the relevant security interest becomes effective with respect to such Hedge Obligation or such other person as constitutes an "eligible contract participant" under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an "eligible contract participant" at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.”

4

4.              References to Guaranty and Contribution Agreement. All references in the Loan Documents to the Guaranty and the Contribution Agreement shall be deemed references to the Guaranty and the Contribution Agreement as modified and amended herein.

5.              Representations and Warranties. Borrower and Guarantors represent and warrant to Agent and the Lenders as follows:

(a)               Authorization. The execution, delivery and performance of this Amendment and any other agreements or instruments executed in connection herewith and the transactions contemplated hereby and thereby (i) are within the authority of Borrower and Guarantors, (ii) have been duly authorized by all necessary proceedings on the part of the Borrower and Guarantors, (iii) do not and will not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which Borrower or any Guarantor is subject or any judgment, order, writ, injunction, license or permit applicable to Borrower or any Guarantor, (iv) do not and will not conflict with or constitute a default (whether with the passage of time or the giving of notice, or both) under any provision of the partnership agreement, articles of incorporation or other charter documents or bylaws of, or any agreement or other instrument binding upon, Borrower or any Guarantor or any of their respective properties, (v) do not and will not result in or require the imposition of any lien or other encumbrance on any of the properties, assets or rights of Borrower or any Guarantor, other than those in favor of Agent, on behalf of itself and the other Lenders, pursuant to the Loan Documents, and (vi) do not require the approval or consent of any Person other than those already obtained and delivered to the Agent.

(b)               Enforceability. This Amendment and any other agreements or instruments executed in connection herewith to which Borrower or any Guarantor is a party are the valid and legally binding obligations of Borrower and Guarantors enforceable in accordance with the respective terms and provisions hereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and the effect of general principles of equity.

5

(c)               Governmental Approvals. The execution, delivery and performance of this Amendment and any other agreements or instruments executed in connection herewith and the transactions contemplated hereby and thereby do not require the approval or consent of, or any filing or registration with, or the giving of any notice to, any court, department, board, governmental agency or authority other than those already obtained, and filings after the date hereof of disclosures with the SEC, or as may be required hereafter with respect to tenant improvements, repairs or other work with respect to any Real Estate.

(d)               Reaffirmation of Representations and Warranties. Each of the representations and warranties made by or on behalf of the Borrower and the Guarantors or any of their respective Subsidiaries contained in the Credit Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with the Credit Agreement or this Amendment is true and correct in all material respects as of the date hereof, with the same effect as if made at and as of the date hereof, except to the extent of changes resulting from transactions permitted by the Loan Documents (it being understood and agreed that, with respect to any representation or warranty which by its terms is made as of a specified date, such representation or warranty is reaffirmed hereby only as of such specified date). To the extent that any of the representations and warranties contained in the Credit Agreement, any other Loan Document or in any document or instrument delivered pursuant to or in connection with the Credit Agreement or this Amendment is qualified by “Material Adverse Effect” or any other materiality qualifier, then the qualifier “in all material respects” contained in this Paragraph 5(d) shall not apply with respect to any such representations and warranties.

6.              No Default. By execution hereof, the Borrower and the Guarantors certify that, immediately after giving effect to this Amendment, there exists no Default or Event of Default as of the date of this Amendment.

7.              Waiver of Claims. Borrower and Guarantors acknowledge, represent and agree that none of such Persons has any defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever arising on or before the date hereof with respect to the Loan Documents, the administration or funding of the Loan or the Letters of Credit or with respect to any acts or omissions of Agent or any Lender, or any past or present officers, agents or employees of Agent or any Lender pursuant to or relating to the Loan Documents, and each of such Persons does hereby expressly waive, release and relinquish any and all such defenses, setoffs, claims, counterclaims and causes of action arising on or before the date hereof, if any.

8.              Amendment as Loan Document. This Amendment shall constitute a Loan Document.

9.              Counterparts. This Amendment may be executed in any number of counterparts which shall together constitute but one and the same agreement.

10.            MISCELLANEOUS. THIS AMENDMENT SHALL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401, BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors, successors-in-title and assigns as provided in the Credit Agreement.

6

11.           Electronic Signatures. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or as an attachment to an electronic mail message in .pdf, .jpeg, .TIFF or similar electronic format shall be effective as delivery of a manually executed counterpart of this Amendment for all purposes. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment and any other Loan Document to be signed in connection with this Amendment, the other Loan Documents and the transactions contemplated hereby and thereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require the Agent to accept electronic signatures in any form or format without its prior written consent. For the purposes hereof, “Electronic Signatures” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record. Each of the parties hereto represents and warrants to the other parties hereto that it has the corporate capacity and authority to execute this Amendment through electronic means and there are no restrictions for doing so in that party’s constitutive documents. Without limiting the generality of the foregoing, the Borrower hereby (i) agrees that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among any of the Agent or the Lenders and any of the Borrower or Guarantors, electronic images of this Agreement or any other Loan Document (in each case, including with respect to any signature pages thereto) shall have the same legal effect, validity and enforceability as any paper original, and (ii) waives any argument, defense or right to contest the validity or enforceability of any Loan Document based solely on the lack of paper original copies of such Loan Document, including with respect to any signature pages thereto.

[Remainder of page left intentionally blank; signature pages follow.]

7

IN WITNESS WHEREOF, the parties hereto have hereto set their hands and affixed their seals as of the day and year first above written.

BORROWER:

GLOBAL NET LEASE OPERATING
PARTNERSHIP, L.P., a Delaware limited partnership

By:	GLOBAL NET LEASE, INC., a Maryland corporation, its general partner

	By:	/s/ Christopher Masterson
Name: Christopher Masterson
Title: Chief Financial Officer, Treasurer and Secretary

REIT:

GLOBAL NET LEASE, INC., a Maryland corporation

By:	/s/ Christopher Masterson
Name:	Christopher Masterson
Title:	Chief Financial Officer, Treasurer and Secretary

INTERNATIONAL HOLDCO:

ARC GLOBAL HOLDCO, LLC, a Delaware limited
liability company

By:	/s/ Michael Anderson
Name: Michael Anderson
Title: Authorized Signatory

GLOBAL II HOLDCO:

ARC GLOBAL II HOLDCO, LLC, a Delaware limited
liability company

By:	/s/ Michael Anderson
Name: Michael Anderson
Title: Authorized Signatory

[Signatures Continue on Following Page]

KeyBank/Global Net Lease Operating Partnership, L.P.

Signature Page to Omnibus Amendment to Guaranty and Contribution Agreement

SUBSIDIARY GUARANTORS:

ARC GSFRNTN001, LLC,
ARC TFDPTIA001, LLC,
ARC NOWILND001, LLC,
ARC GSDVRDE001, LLC,
ARC GSGTNPA001, LLC,
ARC GSMSSTX001, LLC,
ARC GSDALTX001, LLC,
ARC NOPLNTX001, LLC,
ARC DRINDIN001, LLC,
ARC VALWDCO001, LLC,
ARC GBLMESA001, LLC,
ARC FEAMOTX001, LLC,
ARC FECPEMA001, LLC,
ARC WNBRNMO001, LLC,
ARC VCLIVMI001, LLC,
ARC CTFTMSC001, LLC,
ARC TFKMZMI001, LLC,
ARC SWWSVOH001, LLC,
ARC WMWSLNC001, LLC,
ARC SANPLFL001, LLC,
ARC FEWNAMN001, LLC,
ARC DG40PCK001, LLC,
ARC FEWTRNY001, LLC,
ARC KUSTHMI001, LLC,
ARC FELEXKY001, LLC,
ARC GECINOH001, LLC, and
ARC DNDUBOH001, LLC, each a Delaware limited liability company

By:	/s/ Michael Anderson
Name: Michael Anderson
Title: Authorized Signatory

[Signatures Continue on Following Page]

KeyBank/Global Net Lease Operating Partnership, L.P.

Signature Page to Omnibus Amendment to Guaranty and Contribution Agreement

ARC OGHDGMD001, LLC,
ARC FSMCHIL001, LLC,
ARC FEBILMA001, LLC,
ARC AMWCHKS001, LLC,
ARC FESALUT001, LLC,
ARC CGJNSMI001, LLC;
ARC CGFRSMI001, LLC,
ARC FEPIESD001, LLC,
ARC GSFFDME001, LLC,
ARC GSRNGME001, LLC,
ARC GSRPCSD001, LLC,
ARC TRLIVMI001, LLC,
ARC FEHBRKY001, LLC,
ARC CGMARSC001, LLC,
ARC CGLGNIN001, LLC,
ARC JTCHATN001, LLC,
ARC JTCHATN002, LLC,
ARC HLHSNTX001, LLC,
ARC FEMANMN001, LLC,
ARC GSRTNNM001, LLC,
ARG CBSKSMO001, LLC,
ARC ODVLONET001, LLC
ARG VAGNVFL001, LLC,
ARG LSWYGMI001, LLC,
ARG LSCHIIL001, LLC,
ARG LSCHIIL002, LLC,
ARG LSCHIIL003, LLC, each a Delaware limited liability company

By:	/s/ Michael Anderson
Name: Michael Anderson
Title: Authorized Signatory

[Signatures Continue on Following Page]

KeyBank/Global Net Lease Operating Partnership, L.P.

Signature Page to Omnibus Amendment to Guaranty and Contribution Agreement

ARG CSBLVMI001, LLC,
ARG CSHMDIN001, LLC,
ARG CSLIVMI001, LLC,
ARG CSTWBOH001, LLC,
ARG CSWYGMI001, LLC,
ARG FCSTHMI001, LLC,
ARG DPSPNIA001, LLC,
ARC FEGBRNC001, LLC,
ARG NIGTNMA001, LLC,
ARG LKCLLAL001, LLC,
ARG GASTNMI001, LLC,
ARG WGPTBPA001, LLC,
ARG VFKCYKS001, LLC,
ARG SNCSPCO001, LLC
ARG CFSRSLB001, LLC,
ARG CFSRSLB002, LLC,
ARG VSSRACA001, LLC,
ARG VSSRACA002, LLC,
ARC WHAMSNE001, LLC,
ARG FRAHLMI001, LLC,
ARG PSBRDFL001, LLC,
ARG PSLKCLA001, LLC, each a Delaware limited liability company

By:	/s/ Michael Anderson
Name: Michael Anderson
Title: Authorized Signatory

[Signatures Continue on Following Page]

KeyBank/Global Net Lease Operating Partnership, L.P.

Signature Page to Omnibus Amendment to Guaranty and Contribution Agreement

ARG PSGRLTX001, LLC,
ARG PSELPTX001, LLC,
ARG PSHCKNC001, LLC,
ARG PSIRVTX001, LLC,
ARG PSPRAIL001, LLC,
ARG PSMSNTX001, LLC,
ARG PSMRDMS001, LLC,
ARG NIFLNNH001, LLC,
ARG MT2PKSLB002, LLC,
ARG VSSRACA003, LLC,
ARG CSSTLMO001, LLC,
ARG FEBTHNB001, LLC,
ARG FELWDNB001, LLC,
ARG FEMTNNB001, LLC,
ARG KLSLBNC001, LLC,
ARG PSDANVA001, LLC,
ARG PSDEMIA001, LLC,
ARG PSERIPA001, LLC,
ARG PSYNSOH001, LLC,
ARG PSDAYOH001, LLC,
ARG PSLASNV001, LLC,
ARG NIFLNNH002, LLC,
ARG STELDCA001, LLC,
ARG STWINCT001, LLC,
ARG STKNCMO001, LLC,
ARG STFALNY001, LLC, and
ARG KLSLBNC002, LLC, each a Delaware limited liability company

By:	/s/ Michael Anderson
Name: Michael Anderson
Title: Authorized Signatory

[Signatures Continue on Following Page]

KeyBank/Global Net Lease Operating Partnership, L.P.

Signature Page to Omnibus Amendment to Guaranty and Contribution Agreement

ARG WPOTWOH001, LLC,
ARG WPCLDOH001, LLC,
ARG WPCLDOH002, LLC,
ARG WPMRNOH001, LLC,
ARG WPFNDOH001, LLC,
ARG WPCLVTN001, LLC,
ARG ZFFINOH001, LLC,
ARG FCDETMI001, LLC,
ARG SBPSLTX001, LLC,
ARG NIAMHNH001, LLC,
ARG WMBVLAR001, LLC,
ARG PPSPPTX001, LLC,
ARG PPSHLTX001, LLC,
ARG THDEXMI001, LLC;
ARG THAARMI001, LLC;
ARG THMISIN001, LLC;
ARG PRBRIMI001, LLC;
ARG PRBRIMI002, LLC;
ARG PRBRIMI003, LLC;
ARG PF4PCAN001 US, LLC;
ARG PFB4PCK001, LLC;
ARG NXHSNTX001, LLC; and
ARC ACHNETH001, LLC,
each a Delaware limited liability company

By:	/s/ Michael Anderson
Name: Michael Anderson
Title: Authorized Signatory

[Signatures Continue on Following Page]

KeyBank/Global Net Lease Operating Partnership, L.P.

Signature Page to Omnibus Amendment to Guaranty and Contribution Agreement

ARG PF4PCAN001, ULC,
an Alberta unlimited liability corporation

By:	/s/ Michael Anderson
Name: Michael Anderson
Title: Authorized Signatory

ARC GLOBAL II S.À R.L., a Luxembourg private limited liability company (société à responsabilité limitée), having its registered office at 17, Boulevard F.W Raiffeisen, L-2411 Luxembourg, Grand Duchy of Luxembourg and registered with the Luxembourg Register of Commerce and Companies (Registre de commerce et des Sociétés) under number B 196327.

By:	/s/ James Nelson
Name: James Nelson
Title: Authorized Signatory

ARC GLOBAL II (MIDCO) S.À R.L., a Luxembourg private limited liability company (société à responsabilité limitée) , having its registered office at 17, Boulevard F.W Raiffeisen, L-2411 Luxembourg, Grand Duchy of Luxembourg and registered with the Luxembourg Register of Commerce and Companies (Registre de commerce et des Sociétés) under number B 201048.

By:	/s/ James Nelson
Name: James Nelson
Title: Authorized Signatory

[Signatures Continue on Following Page]

KeyBank/Global Net Lease Operating Partnership, L.P.

Signature Page to Omnibus Amendment to Guaranty and Contribution Agreement

ARC GLOBAL II (FRANCE) HOLDINGS S.À R.L., a Luxembourg private limited liability company (société à responsabilité limitée) , having its registered office at 17, Boulevard F.W Raiffeisen, L-2411 Luxembourg, Grand Duchy of Luxembourg and registered with the Luxembourg Register of Commerce and Companies (Registre de commerce et des Sociétés) under number B 190960.

By:	/s/ James Nelson
Name: James Nelson
Title: Authorized Signatory

CROWN PORTFOLIO S.À R.L., a Luxembourg private limited liability company (société à responsabilité limitée), having its registered office at 17, Boulevard F.W Raiffeisen, L-2411 Luxembourg, Grand Duchy of Luxembourg and registered with the Luxembourg Register of Commerce and Companies (Registre de commerce et des Sociétés) under number B 199533.

By:	/s/ James Nelson
Name: James Nelson
Title: Authorized Signatory

ARC GLOBAL II (MADRID) S.À R.L., a Luxembourg private limited liability company (société à responsabilité limitée), having its registered office at 17, Boulevard F.W Raiffeisen, L-2411 Luxembourg, Grand Duchy of Luxembourg and registered with the Luxembourg Register of Commerce and Companies (Registre de commerce et des Sociétés) under number B 247015.

By:	/s/ James Nelson
Name: James Nelson
Title: Authorized Signatory

[Signatures Continue on Following Page]

KeyBank/Global Net Lease Operating Partnership, L.P.

Signature Page to Omnibus Amendment to Guaranty and Contribution Agreement

ARG WPFBRIT001 S.R.L., an Italian società a responsabilità limitata

By:	/s/ Michael Anderson
Name: Michael Anderson
Title: Authorized Signatory

[Signatures Continue on Following Page]

KeyBank/Global Net Lease Operating Partnership, L.P.

Signature Page to Omnibus Amendment to Guaranty and Contribution Agreement

AGENT:

KEYBANK NATIONAL ASSOCIATION, individually as a Lender and as the Agent

By:	/s/ Jonathan K. Bond
Name: Jonathan K. Bond
Title: Vice President

KeyBank/Global Net Lease Operating Partnership, L.P.

Signature Page to Omnibus Amendment to Guaranty and Contribution Agreement